SATUIT CAPITAL MANAGEMENT TRUST

SUPPLEMENT

Dated March 16, 2016

to the

SUPPLEMENT DATED FEBRUARY 29, 2016

to the

PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION

Dated March 2, 2015

At Meeting of the Board of Trustees of Satuit Capital Management Trust (the “Trust”), held on March 15, 2016, after careful deliberation and upon the recommendation of Trust management, the Board concluded that the Satuit Capital U.S. SMID Cap Fund has fully liquidated its portfolio, has wound up its affairs, and should be dissolved without further delay.  Accordingly, the Fund will distribute its assets to remaining Fund shareholders on or about March 25, 2016.

Current shareholders of the Fund may redeem their shares at any time.